UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): January 12, 2012

AMERIGROUP Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-31574	54-1739323
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4425 Corporation Lane, Virginia Beach, Virginia		23462
(Address of principal executive offices)		(Zip Code)

(757) 490-6900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On January 12, 2012, AMERIGROUP Corporation announced that it intends to offer senior notes in a public offering, subject to market conditions and other factors. A copy of the press release, attached hereto as Exhibit 99.1, is incorporated herein by reference and is hereby filed.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated January 12, 2012 by AMERIGROUP Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERIGROUP Corporation

By:	/s/ James W. Truess
Name:	James W. Truess
Title:	Executive Vice President and Chief Financial Officer

January 12, 2012

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated January 12, 2012 by AMERIGROUP Corporation